SUMMARY Prospectus August 1, 2026
T. ROWE PRICE
TSCZ	Securitized Income ETF

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated August 1, 2026, as amended or supplemented, and Statement of Additional Information, dated August 1, 2026, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide high current income, and secondarily, capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.20%

Other expenses	—

Total annual fund operating expenses	0.20

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$20	$64

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund commenced operations on or following the date of this prospectus, there is no portfolio turnover information provided for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securitized assets, including asset-back securities (ABS), agency and non-agency residential mortgage backed securities (RMBS), agency and non-agency commercial mortgage backed securities (CMBS), and collateralized loan obligations (CLOs). Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

T. ROWE PRICE	2

The fund invests primarily in investment-grade assets, which is BBB- and higher, or if unrated, determined to be of comparable credit quality. The fund invests primarily in U.S. securities, but may also invest in securitized assets of developed market countries. The fund may purchase securities of any maturity and there are no overall maturity restrictions for the portfolio. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and expected interest rate changes. The securities may have fixed, floating, or variable interest rates.

In selecting securities, the adviser will engage in a fundamental analysis of securitized assets where default and/or downgrade risk is the most relevant factor (at individual asset level and portfolio level), weigh the characteristics of various types of securitized assets, and examine yield relationships in the context of the outlook for interest rates and the economy.

The fund may gain investment exposure to mortgage-backed securities by entering into agreements to buy or sell securities through the TBA market. These transactions have the potential to enhance the fund’s returns and may facilitate more efficient portfolio management when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. By entering the TBA market, the fund trades standardized forward contracts based on general criteria (such as issuer, maturity, and coupon) rather than identifying specific mortgage pools. This standardization eliminates the operational complexity of pool selection and streamlines the trading process, allowing the fund to efficiently adjust its exposure to mortgage-backed securities without the administrative overhead and increased transaction costs associated with individual securities. The fund also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the fund does not own, to potentially enhance returns or manage risk. The fund may use derivatives, such as futures, forwards (such as foreign currency exchange contracts (FX forwards)), options, structured securities, or swaps. The fund uses derivatives to efficiently manage its portfolio, such as managing exposure to an asset, markets, or various market factors, seeking additional returns, protecting against losses, and mitigating risks. The fund uses index futures, credit default swap indexes (CDX), total return swaps, and commercial mortgage-backed index swaps (CMBX) in order to gain efficient market exposure; interest futures and interest rate swaps to manage interest rate risk and manage portfolio duration; FX forwards and currency options to manage foreign currency risk; and inflation swaps to manage inflation risk.

The fund may invest in CLOs, which are structured securities backed by a diversified pool of floating-rate bank loans, typically issued by companies with below investment-grade credit ratings. CLOs issue multiple classes (or “tranches”) of debt and equity securities with varying levels of risk and return, allowing investors to select their desired level of credit exposure. The fund invests in CLOs to seek attractive yields, reduced sensitivity to interest rate changes (due to their floating-rate nature), and lower correlation to traditional fixed income assets such as investment-grade bonds, which may help to diversify the portfolio and provide an additional source of income. The fund generally focuses on investment-grade CLO tranches (rated BBB/Baa or higher), though it may invest a portion of its assets in below investment-grade CLO debt securities when such securities present an attractive risk-adjusted return opportunity, based on fundamental credit analysis and assessment of relative value compared to other available investments.

SUMMARY	3

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Securitized assets: A fund investing in securitized assets, including agency and non-agency mortgage-backed securities (including commercial and residential MBS), asset-backed securities, and CLOs may be more adversely affected by changes in interest rates, underperformance of the underlying assets, liquidity, and the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements. Securitized assets may be more difficult to value than other fixed income assets. Securitized assets issued by non-government entities and that are not backed by the full faith and credit of the U.S. government are subject to risk of default on the underlying mortgages, particularly during periods of economic downturn, and subject to greater volatility. Securitized assets are subject to prepayment and extension risk because they typically have embedded call options and can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain CMBS are issued in several classes with different levels of yield and credit protection. The fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks

Non-Agency Mortgage-Related Securities: Non-agency mortgage-related securities may not be subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. “Subprime” loans are loans made to borrowers with lower credit ratings and/or a shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. Non-agency mortgage-related securities are not traded on an exchange. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

T. ROWE PRICE	4

CLOs: The risks of investing in CLOs include both the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which the fund is invested. The fund may invest in tranches of CLOs that are subordinate to other senior rated CLO tranches (such as AAA rated tranches). However, these ratings do not constitute a guarantee, may be downgraded in stressed market environments, and it is possible that even the most senior CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and the significant losses experienced by subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. The adviser may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates.

TBAs and dollar rolls: Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the fund to potential losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage which may magnify investment risks and can cause losses to be realized more quickly. In addition, the fund’s portfolio turnover rate and transaction costs are increased when the fund enters into dollar roll transactions.

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

SUMMARY	5

Mortgage- and asset-backed securities: Investments in mortgage-backed securities and other types of asset-backed securities are subject to interest rate risk, prepayment and extension risk, credit risk, and the risk of underperformance by the underlying pools of assets. Mortgage-backed securities and asset-backed securities tend to be more sensitive to changes in interest rates than traditional bonds and other debt securities. Early repayments of principal on underlying assets may expose the fund to a lower rate of return upon reinvestment of principal and the value of securities with prepayment features may not increase as much as other fixed income securities when interest rates are declining. In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers and there is no assurance that any guarantors or insurers of such securities will meet their obligations.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses and the fund may not achieve the purpose of using the derivative. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the reference or assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives also expose the fund to settlement risk, such as if the fund is required to acquire, buy, or sell the underlying reference or asset at an undesirable price, has challenges with offsetting transactions, or risks associated with cash settlement. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

T. ROWE PRICE	6

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as pandemics) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. To the extent an Authorized Participant cannot or will not engage in creation and redemption transactions, shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

New fund: Because the fund is new, it may have more limited operating history, fewer shareholders, and less assets than funds that have been in existence for longer periods. It may be more difficult to evaluate the investment program and portfolio manager of a fund with a limited performance track record. Due to the fund’s size, large shareholder purchases or redemptions could require the fund to buy or sell holdings at unfavorable times or maintain greater cash reserves than desired, create tax implications for the fund and its shareholders, and make it difficult to invest fully in accordance with the fund’s investment program.

SUMMARY	7

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality. A cybersecurity breach could result in a loss for the fund or affect its ability to operate as intended either temporarily or for an extended period, which may include limits on the ability to obtain pricing information for the fund’s investments, calculate its net asset value, and satisfy redemptions.

Performance

Because the fund commenced operations on or following the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information will be available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Jean-Marc Breaux	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2026	2018
Ramon R. de Castro	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2026	2012

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

Tax Information

The fund declares dividends, if any, and pays them monthly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

T. ROWE PRICE	8

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), T. Rowe Price and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	ETF1326-045 8/1/26